UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2011
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)		77072 (Zip Code)
281-776-7000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 30, 2011, The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), entered into that certain “Trust Agreement between T. Rowe Price Trust Company and The Men’s Wearhouse, Inc.” and the amendment and restatement of the Company’s 401(k) Savings Plan (the “Plan and Trust”) effective as of July 1, 2011.
Copies of the Plan and Trust are filed herewith as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are included in this Form 8-K:

Exhibit
Number	Description
10.1	The Men’s Wearhouse, Inc. 401(k) Savings Plan.

10.2	Trust Agreement between T. Rowe Price Trust Company and The Men’s Wearhouse, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC. (Registrant)
Date: July 7, 2011	By:	/s/ Diana M. Wilson
Diana M. Wilson
Senior Vice President - Chief Accounting Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	The Men’s Wearhouse, Inc. 401(k) Savings Plan.

10.2	Trust Agreement between T. Rowe Price Trust Company and The Men’s Wearhouse, Inc.